Goodwill (Tables)	12 Months Ended
Dec. 31, 2018
Goodwill.
Schedule of changes in Goodwill

	2018	2017	2016
	$m	$m	$m
Cost
At 1 January	12,143	11,969	12,113
Additions through business combinations (Note 26)	–	–	19
Exchange and other adjustments	(121)	174	(163)
At 31 December	12,022	12,143	11,969
Amortisation and impairment losses
At 1 January	318	311	313
Exchange and other adjustments	(3)	7	(2)
At 31 December	315	318	311
Net book value at 31 December	11,707	11,825	11,658